UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934.

DATE OF REPORT:  April 15, 2010 (Date of earliest event reported)

ACCREDITED BUSINESS CONSOLIDATORS CORP.
(Exact name of registrant as specified in its charter)

PA                                            0-27182               25-1624305
                                                              (State or other jurisdiction                         (Commission File      IRS Employer
of incorporation)                                      Number)             Identification Number)

196 WEST ASHLAND STREET, DOYLESTOWN, PA 18901
(Address of principal executive offices)

267-864-7737
(Registrant's telephone number, including area code)

NOT APPLICABLE
(Former Name or Former Address, if changed since last report)

ITEM 7.01 Regulation FD Disclosure

ITEM 8.01 Other Events

          Envirocare Corp. terminated its negotiations with Green World Crete Inc. relating to a potential joint venture in Nicaragua to build a plant to produce enviromentally friendly building materials.  The Company determined that it could not move forward with the venture due to the criminal history of Green World Crete's affiliates and the lack of an established product.  Specifically, the Company's background investigation of Green World Crete revealed that Daniel Panitz was convicted of fraud while living in New York.  In addition, federal agencies have barred Mr. Panitz from acting as a service provider in certain areas.  Because of this, the Company's funding sources determined that it would be prudent to locate a different source of non or reduced Portland based cement.  The Company is in final negotiations with several suppliers for a joint venture and intends to provide a release relating to its scope and direction within 14 days.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act
of 1934, the registrant has duly caused this report to be
signed on its behalf by the undersigned hereunto duly authorized.

Dated:   April 15, 2010

ACCREDITED BUSINESS CONSOLIDATORS CORP.

By: /s/ Joanna Chmielewska
Joanna Chmielewska, President

          Twitter:  accreditedbiz
          web:  www.accreditedbiz.com
          fax:  1-267-371-5168

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Exhibit 99.1

REDACTED VERSION

[Federal Register: March 16, 2006 (Volume 71, Number 51)]
[Notices]
[Page 13616-13621]
From the Federal Register Online via GPO Access [wais.access.gpo.gov]
[DOCID:fr16mr06-58]

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DEPARTMENT OF HEALTH AND HUMAN SERVICES

Office of Inspector General

Program Exclusions: February 2006

AGENCY: Office of Inspector General, HHS.

ACTION: Notice of program exclusions.

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    During the month of February 2006, the HHS Office of Inspector
General imposed exclusions in the cases set forth below. When an exclusions is imposed, no program payment is made to anyone for any items or services (other than an emergency item or service not provided in a hospital emergency room) furnished, ordered or prescribed by an excluded party under the Medicare, Medicaid, and all Federal Health
Care programs. In addition, no program payment is made to any business or facility, e.g., a hospital, that submits bills for payment for items or services provided by an excluded party. Program beneficiaries remain free to decide for themselves whether they will continue to use the services of an excluded party even though no program payments will be made for items and services provided by that excluded party. The exclusions have national effect and also apply to all Executive Branch procurement and non-procurement programs and activities.

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         Subject name                   Address          Effective date
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                       PROGRAM-RELATED CONVICTIONS
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PANITZ, DANIEL................  ELMHURST, NY..........         3/20/2006
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Dated: March 8, 2006.
Maureen Byer,
Acting Director, Exclusions Staff, Office of Inspector General.
[FR Doc. E6-3803 Filed 3-15-06; 8:45 am]

BILLING CODE 4152-01-P